Exhibit 10.3

This AMENDMENT TO PLEDGE AND SECURITY AGREEMENT (this "Amendment") is made and entered into on December 21, 2015, by and among Talon International, Inc., a Delaware corporation ("Borrower"), the subsidiaries of the Borrower identified on the signature page hereof (such subsidiaries and the Borrower sometimes are referred to herein collectively as “Loan Parties” and individually as a “Loan Party”) and Princess Investment Holdings Inc., a Delaware corporation (the “Secured Party”), with reference to the following facts:

A.     The Loan Parties and Secured Party entered into that certain Loan and Reimbursement Agreement, dated as of August 10, 2015 (the "Original Loan Agreement"), pursuant to which Borrower was entitled to borrow up to $3,000,000 from Secured Party. In connection with the Original Loan Agreement, Loan Parties executed a Pledge and Security Agreement, dated as of August 10, 2015, for the benefit of Secured Party (the "Pledge Agreement"). Capitalized terms used herein, but not defined herein shall have the meaning therefor set forth in the Pledge Agreement.

B.     Concurrently herewith, the Loan Parties and Secured Party are entering into an Amended and Restated Credit Agreement which amends and restates the Original Loan Agreement in its entirety.

C.     The parties desire to amend the Pledge Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree as follows:

1.     The Pledge Agreement is amended as follows:

(a)     Recital A is deleted and replaced with the following:

"Borrower is a borrower under the Amended and Restated Credit Agreement, dated December 21, 2015, among the Loan Parties and Secured Party, as lender (as such agreement is amended from time to time, the "Loan Agreement") pursuant to which Borrower is entitled to borrow up to $6,000,000 from Secured Party on the conditions set forth in the Loan Agreement, which amount may be increased by no more than $2,000,000, in Secured Party's sole discretion and provided no Event of Default has occurred, to fund strategic investment projects of Borrower, (the "Loan"); capitalized terms used in this Agreement and not specifically defined herein shall have the same meanings assigned to them in the Loan Agreement.

(b)     The defined terms "Intercreditor Agreements", "Senior Debt", "Senior Lender" and "Union Bank" are deleted.

(c)     Section 2 is deleted and replaced with the following:

"     2.     Pledge of Collateral and Grant of Security Interest. Each Loan Party does hereby unconditionally and irrevocably assign, pledge, convey, transfer, deliver, set over and grant unto Secured Party, and its successors and assigns, as security for all of the Loan Parties' complete and timely payment and performance of the Obligations, a continuing first priority security interest in the Collateral under the UCC."

(d)     The following part of Section 3(a) is deleted in its entirety:

"provided, however that Loan Parties shall not be required to delivery any such certificates, notes or other instruments to Secured Party to the extent they have previously been delivered to the Senior Lender as collateral for the Senior Debt;"

(e)     The reference to "Section 11 of the Loan Agreement" in Section 12 is changed to "Section 11.12 of the Loan Agreement".

(f)     The following is added to the end of Section 13: "Venue for any dispute hereunder shall be as set forth in Section 11.11(b) of the Loan Agreement".

(g)     Section 21 is deleted.

2.     Except as amended hereby, the Pledge Agreement remains unchanged and is in full force and effect.

3.     The terms and provisions of this Amendment shall be construed in accordance with, and governed by, the laws of the State of California.

4.     This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile or pdf signature shall be deemed an original signature.

(signatures on following page)

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

"Borrower"

Talon International, Inc.

By:	/s/ Larry Dyne
Name: Larry Dyne
Title: Chief Executive Officer

"Subsidiaries"

Talon Technologies, Inc., a California corporation

By:	/s/ Larry Dyne
Name: Larry Dyne
Title: Chief Executive Officer

Tag-It Pacific Limited, a Hong Kong corporation

By:	/s/ Larry Dyne
Name: Larry Dyne
Title: Director

"Lender"

Princess Investment Holdings Inc.

By:	/s/ Nicola Kilmer-Barber
Name: Nicola Kilmer-Barber
Title: Director and CEO

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